Effective immediately, the sub-section entitled “Sales Charges” in Appendix E entitled “Sales Charges and Distribution Plan Payments” is hereby restated in its entirety as follows:

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
May 31, 2010	$522,452	$80,179	$442,273	$2,146	$33,678	$3,456
May 31, 2009	$165,848	$25,669	$140,179	$0	$58,025	$12,239
May 31, 2008	$535,419	$80,619	$454,800	$4,623	$59,574	$15,095